THE HENLOPEN FUND

                                (HENLOPEN LOGO)


                                 ANNUAL REPORT
                                 JUNE 30, 1997


To My Fellow Shareholders:

The performance gap between small and large capitalization stocks, which we noted in our December 1996 report, persisted through the first half of 1997. Fueled by the increasing popularity of indexing to the broad market averages, large capitalization stocks continued their strong advance; however, there is some recent evidence that investor attention is perhaps turning to the faster growing companies in which the Fund invests.

The Henlopen Fund continues to produce superior long-term results, growing at a 22.9% compounded annual rate for the past three years. The first half of 1997 saw The Henlopen Fund build on a strong 1996, advancing 6.3%. We remain quite pleased with the performance of long-term core holdings such as Markel Corp. and Philadelphia Consolidated Holding Corp. and expect to continue generating incremental value through our investment approach. We are confident that all the companies comprising the portfolio will continue to show strong revenue and profitability growth.

With approximately 70 stocks, the portfolio is well diversified across industry lines, with no position exceeding 6% of the total. As a portfolio these companies have a smaller market capitalization than the popular indices (median market capitalization of approximately $490 million and average market capitalization of approximately $1.4 billion) yet have attained leadership positions within their market niches. Examples of such holdings include AIM Safety (an innovative gas detection company, up 60% since purchase). Alydaar Software (a company providing solutions to "Year 2000" software problems, up 77%), Lone Star Technologies (a leading oil services company, up 77%), Philadelphia Consolidated Holding (a premier specialty insurance company, up 78%), and Steiner Leisure (a dominant player in the rapidly growing cruise services industry, up 70%.)

As of July 29, 1997, the Board of Trustees has declared a distribution of $0.00812 from short-term realized capital gains which will be treated as ordinary income, and $0.94928 from long-term realized capital gains, payable July 30, 1997, to shareholders of record on July 28, 1997.

Our goal is to invest in individual companies that are clearly demonstrating superior revenue growth and improving profitability trends. We remain convinced that a broad portfolio of such companies provides the best long-term prospects to our shareholders within the context of reasonable risk.

Sincerely yours,

/s/ Mike L. Hershey

Michael L. Hershey
President

                       Managed by Landis Associates, Inc.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         The Henlopen Fund, S&P 500 Index and Lipper Growth Fund Index*<F1>


             The Henlopen Fund  S&P 500 Index        Lipper Growth Fund Index
12/2/92                $10,000        $10,000                         $10,000
12/31/92               $10,010        $10,162                         $10,204
3/31/93                $10,821        $10,600                         $10,507
6/30/93                $11,562        $10,643                         $10,661
9/30/93                $12,450        $10,928                         $11,173
12/31/93               $12,999        $11,183                         $11,426
3/31/94                $12,760        $10,754                         $11,084
6/30/94                $12,126        $10,792                         $10,841
9/30/94                $12,853        $11,330                         $11,373
12/31/94               $12,644        $11,325                         $11,246
3/31/95                $13,583        $12,432                         $12,059
6/30/95                $15,493        $13,600                         $13,350
9/30/95                $17,819        $14,693                         $14,562
12/31/95               $17,453        $15,576                         $14,855
3/31/96                $19,233        $16,413                         $15,590
6/30/96                $21,442        $17,140                         $16,109
9/30/96                $21,024        $17,670                         $16,568
12/31/96               $21,182        $19,143                         $17,259
3/31/97                $20,072        $19,656                         $17,199
6/30/97                $22,519        $23,088                         $19,916

Average Annual Total Return

1-Year 5.0%
Since inception 12/2/92 19.4%

*<F1>assumes equal $10,000 investments made on inception date of December 2, 1992.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
 SHARES OR
 PRINCIPAL                                                             QUOTED
    AMOUNT                                              COST     MARKET VALUE
----------                                              ----     ------------

LONG-TERM INVESTMENTS -- 88.0% (A)<F3>
COMMON STOCKS -- 88.0% (A)<F3>

            BASIC RESOURCES -- 1.0%
    35,000  Royal Gold, Inc.                        $430,000         $297,500

            CONSUMER NON-DURABLES -- 1.1%
     5,500  Fortune Brands, Inc.                     184,378          205,221
     5,500  Gallaher Group Plc*<F2>                  107,452          101,409
                                                  ----------       ----------
                                                     291,830          306,630

            ELECTRONICS/EQUIPMENT MANUFACTURING -- 7.8%
     8,000  Benchmark Electronics, Inc.*<F2>         245,812          324,000
     3,500  Celeritek, Inc.*<F2>                      37,875           43,750
    40,000  Checkpoint Systems, Inc.*<F2>            665,206          642,520
    10,000  Gateway 2000, Inc.*<F2>                  342,500          324,380
    17,000  Phoenix Gold International,
              Inc.*<F2>                              156,750           85,000
    20,000  Quad Systems Corp.*<F2>                  230,000          165,000
    13,000  Technitrol, Inc.                         315,365          355,875
    10,000  Western Digital Corp.*<F2>               383,870          316,250
                                                  ----------       ----------
                                                   2,377,378        2,256,775

            ENERGY/SERVICES -- 9.9%
    10,000  Barrett Resources Corp.*<F2>             379,020          299,380
     4,000  Diamond Offshore
              Drilling, Inc.*<F2>                    296,240          312,500
    23,000  Lone Star Technologies, Inc.*<F2>        258,817          658,375
    12,000  Ocean Energy, Inc.*<F2>                  177,000          555,000
    10,000  Reading & Bates Corp.*<F2>               274,350          267,500
    20,000  Tuboscope, Inc.*<F2> (formerly
              Tuboscope Vetco
              International Corp.)                   300,000          397,500
    24,400  Willbros Group, Inc.*<F2>                316,525          387,350
                                                  ----------       ----------
                                                   2,001,952        2,877,605

            FINANCIAL SERVICES -- 14.4%
    15,000  American Federal Bank, FSB               481,875          483,750
    24,000  Arcadia Financial Ltd.*<F2>              449,240          220,512
    24,000  Olympic Financial
              Ltd. Rights*<F2>                             0                0
    10,000  Capital One Financial Corp.              390,898          377,500
     8,000  Lehman Brothers Holdings Inc.            301,936          324,000
     8,000  Markel Corp.*<F2>                        668,495        1,024,000
    59,500  Mego Financial Corp.*<F2>                444,395          431,375
    20,000  Philadelphia Consolidated
              Holding Corp.*<F2>                     382,313          680,000
    40,000  Phoenix Duff & Phelps Corp.              307,238          295,000
    15,000  Pioneer Group, Inc.                      306,550          345,000
                                                  ----------       ----------
                                                   3,732,940        4,181,137

            FOOD & BEVERAGES -- 1.3%
    10,000  PepsiCo, Inc.                            341,850          375,630

            HEALTHCARE SERVICES -- 5.0%
    15,000  Cooper Companies, Inc.*<F2>              316,475          348,750
    60,000  IGEN International Inc.*<F2>             409,125          450,000
    30,000  Physicians' Specialty Corp.*<F2>         240,000          168,750
    40,000  Physician Support
              Systems, Inc.*<F2>                     557,500          490,000
                                                  ----------       ----------
                                                   1,523,100        1,457,500

            LEISURE/ENTERTAINMENT -- 3.9%
    25,000  Dover Downs
              Entertainment, Inc.                    487,065          450,000
    25,000  Steiner Leisure LTD*<F2>                 410,625          696,875
                                                  ----------       ----------
                                                     897,690        1,146,875

            MISCELLANEOUS MANUFACTURING -- 8.8%
    15,000  800-JR CIGAR, Inc.*<F2>                  297,499          311,250
    45,000  Aim Safety Company Inc.*<F2>             554,714          887,985
    15,000  Ducommun Incorporated*<F2>               369,920          441,570
    13,000  P. H. Glatfelter Co.                     246,038          260,000
    20,000  Morrison Knudsen Corp.*<F2>              239,950          272,500
    20,000  Northwest Pipe Co.*<F2>                  310,000          367,500
                                                  ----------       ----------
                                                   2,018,121        2,540,805

            MEDICAL PRODUCTS/SUPPLIES -- 0.9%
    35,000  Cardiovascular
              Diagnostics, Inc.*<F2>                 219,688          262,500

            NETWORKING -- 2.2%
     6,500  Cabletron Systems, Inc.*<F2>             292,890          184,034
    72,300  Osicom Technologies, Inc.*<F2>           666,687          456,430
                                                  ----------       ----------
                                                     959,577          640,464

            PHARMACEUTICALS -- 1.4%
    15,000  Columbia Laboratories, Inc.*<F2>         250,080          245,625
    50,000  Cortex Pharmaceuticals, Inc.*<F2>        328,749          156,250
                                                  ----------       ----------
                                                     578,829          401,875

            RESTAURANTS -- 1.0%
    70,000  Pizza Inn, Inc.*<F2>                     342,750          280,000

            RETAILING -- 6.1%
     7,000  Barnes & Noble Inc.*<F2>                 272,239          301,000
    35,000  Charming Shoppes, Inc.*<F2>              256,876          182,665
    10,000  Insight Enterprises, Inc.*<F2>           240,000          300,630
    10,000  Pep Boys-Manny, Moe
              & Jack                                 288,100          340,630
    30,000  PETsMART, Inc.*<F2>                      535,500          345,000
    17,000  Schultz Sav-O Stores, Inc.               212,813          301,750
                                                  ----------       ----------
                                                   1,805,528        1,771,675

            SEMICONDUCTORS/RELATED -- 13.7%
    10,000  Advanced Micro
              Devices, Inc.*<F2>                     458,725          360,000
     5,000  Applied Materials, Inc.*<F2>             297,115          354,065
     8,000  ASM Lithography
              Holding N.V.*<F2>                      340,500          468,000
     8,000  CFM Technologies, Inc.*<F2>              284,000          262,000
    20,000  Cree Research, Inc.*<F2>                 300,754          245,000
    12,000  Electroglas, Inc.*<F2>                   302,063          302,256
    20,000  Integrated Measurement
              Systems, Inc.*<F2>                     330,000          296,260
    35,000  Integrated Circuit
              Systems, Inc.*<F2>                     515,063          794,080
     8,000  Kulicke & Soffa
              Industries, Inc.*<F2>                  260,500          259,752
     8,000  PRI Automation, Inc.*<F2>                278,000          303,504
     8,000  Teradyne, Inc.*<F2>                      328,480          314,000
                                                  ----------       ----------
                                                   3,695,200        3,958,917

            SOFTWARE -- 6.1%
    77,500  Alydaar Software
              Corporation*<F2>                       867,877        1,540,313
   105,000  Communication Intelligence
              Corp.*<F2>                             350,582          216,615
                                                  ----------       ----------
                                                   1,218,459        1,756,928

            SPECIALTY CHEMICALS -- 2.2%
    24,000  CFC International, Inc.*<F2>             291,000          234,000
    15,000  ChemFirst Inc.                           325,367          406,875
                                                  ----------       ----------
                                                     616,367          640,875

            TRANSPORTATION -- 1.2%
    80,000  RailAmerica, Inc.*<F2>                   420,558          350,000
                                                  ----------       ----------
            Total common stocks                   23,471,817       25,503,691
            Total long-term
              investments                         23,471,817       25,503,691

SHORT-TERM INVESTMENTS -- 13.1% (A)<F3>
            VARIABLE RATE DEMAND NOTES
$1,056,036  American Family Financial
              Services                             1,056,036        1,056,036
 1,370,000  Johnson Controls, Inc.                 1,370,000        1,370,000
 1,370,000  Wisconsin Electric Power
              Company                              1,370,000        1,370,000
                                                  ----------       ----------
            Total short-term
              investments                          3,796,036        3,796,036
                                                  ----------       ----------
            Total investments                    $27,267,853       29,299,727
                                                 ===========

            Liabilities, less cash and
              receivables (1.1%) (A)<F3>                            (320,706)
                                                                  -----------
            NET ASSETS                                            $28,979,021
                                                                  ===========

            Net Asset Value Per Share
              ($0.01 par value, unlimited
              shares authorized), offering
              and redemption price
              ($28,979,021 / 1,830,549
              shares outstanding)                                      $15.83
                                                                       ======

 *<F2>Non-income producing security.
 (a)<F3>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1997


INCOME:
  Dividends                                                         $67,725
  Interest                                                          168,763
                                                                  ---------
  Total income                                                      236,488
                                                                  ---------
EXPENSES:
  Investment management fees                                        286,734
  Administrative services                                            56,926
  Professional fees                                                  23,100
  Transfer agent fees                                                23,046
  Registration fees                                                  20,722
  Custodian fees                                                     12,064
  Amortization of organizational expenses                            11,193
  Printing and postage expense                                        8,636
  Other expenses                                                      7,605
                                                                  ---------
  Total expenses                                                    450,026
                                                                  ---------
NET INVESTMENT LOSS                                               (213,538)
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                  2,692,198
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (894,714)
                                                                  ---------
NET GAIN ON INVESTMENTS                                           1,797,484
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,583,946
                                                                 ==========

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 1997 and 1996


                                                          1997           1996
                                                     ---------       --------
OPERATIONS:
  Net investment loss                               $(213,538)     $(232,045)
  Net realized gain on investments                   2,692,198      4,302,445
  Net (decrease) increase in unrealized
    appreciation on investments                      (894,714)      1,769,703
                                                    ----------     ----------
  Net increase in net assets resulting
    from operations                                  1,583,946      5,840,103
                                                    ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
    ($2.14451 and $2.26126 per share,
    respectively)                                  (3,623,419)    (2,150,393)
                                                    ----------     ----------
  Total distributions                            (3,623,419)**   (2,150,393)*
                                                           <F5>          <F4>
                                                    ----------     ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (381,696 and
    639,567 shares, respectively)                    5,709,834     10,090,946
  Net asset value of shares issued in
    distributions (256,417 and 148,396
    shares, respectively)                            3,537,970      2,133,156
  Cost of shares redeemed (351,595 and 39,690
    shares, respectively)                          (5,201,112)      (627,391)
                                                    ----------     ----------
  Net increase in net assets derived from Fund
    share activities                                 4,046,692     11,596,711
                                                    ----------     ----------
  TOTAL INCREASE                                     2,007,219     15,286,421
NET ASSETS AT THE BEGINNING OF THE YEAR             26,971,802     11,685,381
                                                    ----------     ----------
NET ASSETS AT THE END OF THE YEAR                  $28,979,021    $26,971,802
                                                    ==========     ==========

*<F4>Total distributions include $1,994,634 of ordinary income, of which 3% is eligible for the corporate dividends received deduction.
** <F5>Total distributions include $2,731,317 of ordinary income, of which 3% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                                                                                                 FOR THE
                                                                                                             PERIOD FROM
                                                                           FOR THE YEARS ENDED JUNE 30,         12/2/92*<F6>
                                                                   ---------------------------------------
                                                                       1997      1996      1995      1994     to 6/30/93
                                                                   --------  --------  --------  --------    -----------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                               $17.47    $14.68    $11.67    $11.55         $10.00
  Income from investment operations:
  Net investment loss (a<F8>                                         (0.08)    (0.05)    (0.11)    (0.07)         (0.02)
  Net realized and unrealized gains on investments                     0.58      5.10      3.31      0.64           1.58
                                                                    -------   -------   -------   -------       --------
  Total from investment operations                                     0.50      5.05      3.20      0.57           1.56
  Less distributions:
  Dividend from net investment income                                    --        --        --        --         (0.01)
  Distributions from net realized gains                              (2.14)    (2.26)    (0.19)    (0.45)             --
                                                                    -------   -------   -------   -------       --------
  Total from distributions                                           (2.14)    (2.26)    (0.19)    (0.45)         (0.01)
                                                                    -------   -------   -------   -------       --------
  Net asset value, end of period                                     $15.83    $17.47    $14.68    $11.67         $11.55
                                                                    =======   =======   =======   =======       ========

TOTAL INVESTMENT RETURN                                                5.0%     38.4%     27.8%      4.9%        28.5%**<F7>
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's $)                             28,979    26,972    11,685     6,798          1,062
  Ratio of expenses (after reimbursement) to average net assets(b)<F9> 1.6%      1.8%      2.0%      2.0%         2.0%**<F7>
  Ratio of net investment loss to average net assets (c)<F10>        (0.7)%    (1.3)%    (1.2)%    (1.3)%       (0.7)%**<F7>
  Portfolio turnover rate                                            140.6%    177.5%    147.8%     63.0%          54.0%
  Average commission rate paid (d)<F11>                             $0.0578        --        --        --             --

 *<F6>Commencement of Operations.
 **<F7>Annualized.
(a)<F8>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F9>Computed after giving effect to adviser's expense limitation undertaking.
If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994 and 11.5%**<F7> for the period ended June 30, 1993.
(c)<F10>The ratio of net investment loss prior to the adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994 and (10.2%)**<F7> for the period ended June 30, 1993.
(d)<F11>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1997


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

  The following is a summary of significant accounting policies of The Henlopen
  Fund (the "Fund"), which was organized as a Delaware Business Trust on September 17, 1992 and is registered as an open-end management company under the Investment Company Act of 1940. The Fund commenced operations on December
  2, 1992. The investment objective of the Fund is long-term capital appreciation.

  (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price.
  Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

  (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

  (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

  (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

  (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to paid-in capital.

  (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED
PARTIES --

  The Fund has a management agreement with Landis Associates, Inc. (the
  "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

(3)  DISTRIBUTION TO SHAREHOLDERS --

  Net investment income and net realized gains, if any, are distributed to shareholders. On July 29, 1997, the Fund distributed $14,802 from net short-term realized gains ($0.00812 per share) and $1,730,633 ($0.94928 per share) from net long-term realized gains. The distributions were paid on July 30, 1997, to shareholders of record on July 28, 1997.

(4)  DEFERRED EXPENSES --

  Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at June 30, 1997 were $4,663.

(5)  INVESTMENT TRANSACTIONS --

  For the year ended June 30, 1997, purchases and proceeds of sales of investment securities (excluding short-term securities) were $35,816,955 and $37,740,208, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

  As of June 30, 1997, liabilities of the Fund included the following:
   Payable to brokers for investments purchased                      $297,500
   Payable to the Adviser for management fees and deferred expenses    27,778
   Other liabilities                                                   20,407

(7)  SOURCES OF NET ASSETS --

  As of June 30, 1997, the sources of net assets were as follows:
   Fund shares issued and outstanding                             $25,201,712
   Net unrealized appreciation on investments                       2,031,874
   Undistributed net realized gains and losses                      1,745,435
                                                                  -----------
                                                                  $28,979,021
                                                                  ===========

  Aggregate net unrealized appreciation as of June 30, 1997, consisted of the following:
   Aggregate gross unrealized appreciation                         $4,528,636
   Aggregate gross unrealized depreciation                        (2,496,762)
                                                                   ----------
   Net unrealized appreciation                                     $2,031,874
                                                                   ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS


(PRICE WATERHOUSE LOGO)
3100 Multifoods Tower       Telephone 612 332 7000
33 South Sixth Street
Minneapolis, MN 55402


July 24, 1997

To the Shareholders and Trustees
of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from December 2, 1992 (commencement of operations) through June 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

BOARD OF TRUSTEES

ROBERT J. FAHEY, JR.
Director of Real Estate Investment Banking
Cushman & Wakefield of Pennsylvania, Inc.
Philadelphia, Pennsylvania

MICHAEL L. HERSHEY
Chairman, Landis Associates, Inc.
Kennett Square, Pennsylvania

STEPHEN L. HERSHEY, M.D.
President,
First State Orthopaedic Consultants, P.A.
Newark, Delaware

P. COLEMAN TOWNSEND, JR.
President/CEO, Townsends, Inc.
Wilmington, Delaware

---------------------------

Investment Adviser
LANDIS ASSOCIATES, INC.

Independent Accountants
PRICE WATERHOUSE LLP

Custodian, Transfer Agent
FIRSTAR TRUST COMPANY

Legal Counsel
FOLEY & LARDNER

                               THE HENLOPEN FUND
                           LONGWOOD CORPORATE CENTER
                                   SUITE 213
                               415 MCFARLAN ROAD
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.


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